                                                                  Exhibit 10.27

                             STOCK PLEDGE AGREEMENT


         This Stock Pledge Agreement ("Agreement") is entered into as of the 30th day of May, 1996, by and between RENAL CARE GROUP, INC. ("Borrower"), a Delaware corporation, and NATIONSBANK OF TENNESSEE, N.A. ("Lender"), a national banking association.

                              W I T N E S S E T H

         WHEREAS, Lender has agreed to extend credit to Borrower and to Borrower's subsidiaries, RCG Mississippi, Inc., a Delaware Corporation, Renal Care Group, Inc., a Tennessee corporation, Kansas Nephrology Association, a Kansas corporation, Renal Care Group Texas, Inc., a Texas corporation, and D.M.N. of Indiana Corporation, an Indiana corporation (these subsidiaries of Borrower are referred to herein as the "Subsidiaries"), on certain terms and conditions; and

         WHEREAS, one condition to Lender's agreement to extend credit to Borrower and the Subsidiaries is that Lender must be provided a first priority perfected pledge of certain stock owned by Borrower;

         NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower and the Subsidiaries, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. Definition of Secured Indebtedness. As used herein, "Secured Indebtedness" shall mean the obligations of Borrower under this Agreement and the indebtedness and obligations evidenced by that Revolving/Term Note (the "Note") of even date herewith made by Borrower and the Subsidiaries in the maximum principal amount of Thirty-five Million and No/100 Dollars ($35,000,000.00) payable to the order of Lender; that Loan Agreement (the "Loan Agreement") of this date executed by Borrower, the Subsidiaries and Lender in connection with the indebtedness evidenced by the Note; the other "Loan Documents," as defined in the Loan Agreement; and all modifications, extensions and renewals of the foregoing.

         2. Pledge of Stock. To secure the payment of the Secured Indebtedness, Borrower hereby pledges to Lender and grants Lender a security interest in shares of the common stock of the corporations listed in Exhibit A hereto (each an "Issuer"), as evidenced by the certificates described in Exhibit A attached hereto, together with all dividends, distributions and other rights of payment and property interests arising therefrom or with respect thereto and proceeds thereof (collectively the "Pledged Stock").

         3. Perfection. Lender's security interest in the Pledged Stock shall be perfected by Lender's possession of the certificates evidencing the same. Lender shall also be provided with stock powers covering the Pledged Stock executed in blank by Borrower.

         4. Warranties. Borrower warrants to Lender that the following warranties are presently true and covenants that they shall remain true at and "as of" all times hereafter until Lender releases the Pledged Stock:

                 (a) Title. Borrower is the sole legal and equitable owner of the Pledged Stock, and Borrower's absolute title thereto is not the subject of any claim or challenge threatened or asserted by any third party.

                 (b) Valid Stock. The Pledged Stock has been validly issued and is fully paid for and non-assessable.

                 (c) No Liens or Restrictions. The Pledged Stock is not and will not be subject to any security interest, lien, restriction of transfer, "buy-sell" agreement, voting agreement, redemption agreement, option or other agreements, except for any applicable Permitted Encumbrances (as defined in the Loan Agreement).

                 (d) Valid Security Interest. This Agreement and the delivery to Lender of the certificates evidencing the Pledged Stock provide Lender with a valid pledge of, and a valid first priority perfected security interest in, the Pledged Stock.

                 (e) Percentage of Ownership of Issuer. The Pledged Stock represents the percentage of each Issuer's total outstanding stock set forth in Exhibit A hereto.

                 (f) No Other Classes of Stock. Each Issuer has only one class of stock authorized, except as may be noted in Exhibit A hereto.

                 (g) No Options. No Issuer has any options, warrants or convertible debt instruments outstanding that could require the issuance of additional stock.

                 (h) All Subsidiaries. The Pledged Stock includes all stock of all Subsidiaries of Borrower which, under the Loan Agreement, is to be pledged to Lender.

         5.      Covenants. Borrower covenants with Lender as follows:

                 (a) Additional Stock. Borrower shall receive any stock issued or delivered as a result of ownership of the Pledged Stock as Lender's agent and shall deliver the same immediately to Lender upon receipt. Such additional stock shall become part of the Pledged Stock hereunder upon issuance.

                 (b) No Further Encumbrance. Borrower shall not sell or transfer any or all of the Pledged Stock or grant or suffer the attachment of any Encumbrance other than Permitted Encumbrances (as defined in the Loan Agreement) to any or all of the Pledged Stock.

                 (c) Notices. If Lender so requests, Borrower shall forward promptly to Lender after issuance, copies of all proxy solicitations, meeting notices, and other writings pertaining to the Pledged Stock.

         6. Voting Rights. As long as no Event of Default has occurred and is continuing under this Agreement, Borrower shall be entitled to exercise all voting rights arising from ownership of the Pledged Stock, except that prior written approval of Lender shall be required for Borrower to vote the Pledged Stock to authorize any Issuer to liquidate, reorganize, sell substantially all of its assets, merge or engage in any other business transaction for which shareholder approval is required by law or by Issuer's Charter or its By-Laws (except that such approval shall not be required for (x) transactions for which Lender's approval is not required under the Loan Agreement, and (y) those transactions for which Lender's approval, if required, has been obtained). Borrower hereby irrevocably appoints Lender the proxy and attorney-in-fact of Borrower to cast the votes arising from the Pledged Stock against any transaction for which Lender's consent is required under this Section 6 and which Lender has not approved, in its discretion. Lender's rights to so vote the Pledged Stock are further evidenced by a separate Irrevocable Proxy in favor of Lender.

         7. Right to Distributions. As long as no Event of Default has occurred and is continuing under this Agreement, Borrower shall have the exclusive right to receive all distributions of cash made with respect to the Pledged Stock.

         8. Return of Pledged Stock. The Pledged Stock shall be returned to Borrower when (i) the Secured Indebtedness has been paid in full and (ii) Lender has no further obligation to extend credit to be included in the Secured Indebtedness. The return of the Pledged Stock shall be without recourse against Lender and shall be effected without any representation or warranty on Lender's part, notwithstanding any provision of the Uniform Commercial Code or other law that might otherwise imply or require representations or warranties as to title or other matters.

         9. Recitals. Borrower warrants and agrees that the recitals set forth at the beginning of this Agreement are true.

         10. No Burdensome Agreements. Borrower warrants that Borrower is not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Borrower's ability to perform under the terms of this Agreement. Borrower further warrants that the execution and performance of this Agreement will not cause a default, acceleration or other event under any other contract or agreement to which Borrower or any property of Borrower is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Borrower's property except in favor of Lender.

         11. Legal and Binding Agreement. Borrower warrants that, as of the date hereof, the execution and performance of this Agreement will not violate any judicial or administrative order or governmental law or regulation, and that this Agreement is valid, binding and enforceable in every respect according to its terms.

         12. No Consent Required. Borrower warrants that, as of the date hereof, Borrower's execution, delivery and performance of this Agreement do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

         13. No Event of Default. Borrower warrants that, as of the date hereof, no Event of Default exists hereunder and no condition exists which, with the giving of notice, the passing of time, or both, would constitute an Event of Default.

         14. Default Defined. The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default under this Agreement.

         15. Remedies Upon Default. Upon the occurrence and during the continuation of an Event of Default hereunder, Lender may exercise any of the following remedies:

                 (a) Power to Vote Pledged Stock. If Lender so elects in writing, Lender shall have the exclusive right to exercise voting powers and give consents, waivers, ratifications and notices relating to the Pledged Stock. Borrower hereby irrevocably appoints Lender as Borrower's proxy and attorney-in-fact to so act with respect to the Pledged Stock. Lender may exercise its power to vote the Pledged Stock pursuant to the power granted in this subparagraph or pursuant to the Irrevocable Proxy executed in favor of Lender in connection with the execution of this Agreement. Each Issuer and the secretary and transfer agent (if any) of each Issuer are hereby irrevocably authorized and directed to honor the Irrevocable Proxy in favor of Lender without any inquiry whatsoever on their part, and Borrower hereby agrees that each Issuer, the secretary and transfer agent (if any) of each Issuer and all employees and agents of any of them shall not be liable to Borrower for honoring the Irrevocable Proxy upon Lender's demand. Lender's exercise of any rights under the Irrevocable Proxy pending disposition of the Pledged Stock at a private or public sale shall not be considered a disposition of any or all of the Pledged Stock and shall not be considered an acceptance of the Pledged Stock in satisfaction of any or all of the Secured Indebtedness.

                 (b) Record Ownership. Lender may cause any or all of the Pledged Stock to be transferred of record into Lender's name. Borrower hereby appoints Lender as Borrower's attorney-in-fact for the purpose of so transferring record ownership of the Pledged Stock. The mere transfer of record ownership shall be for preservation of Lender's rights only and shall not be considered a sale or disposition of the Pledged Stock or an acquisition thereof in full or partial satisfaction of the Secured Indebtedness, unless Lender specifically so provides in writing and in accordance with applicable law.

                 (c) Receipt of Distributions. Lender shall have the exclusive right to receive all distributions made with respect to the Pledged Stock. Lender shall apply cash distributions to payment of the Secured Indebtedness and hold all other types of property distributed for sale pursuant to the Uniform Commercial Code as adopted in Tennessee as proceeds of the Pledged Stock. Lender's right to receive such distributions shall be further evidenced by the Irrevocable Proxy executed in connection with this Agreement.

                 (d) Sale of Pledged Stock. Lender may sell the Pledged Stock or any part thereof at public or private sale or at any appropriate broker's board or securities exchange, for cash, on credit, or for future delivery.

                 (i) If notice of the disposition is required by law to be given, such notice shall be sufficient and commercially reasonable if given at least ten (10) days prior to the proposed disposition.

                 (ii) Lender may purchase any or all of the Pledged Stock sold at any public sale or, to the extent permitted by law, at any private sale.

                 (iii) Borrower acknowledges that the Pledged Stock has not been registered pursuant to applicable securities laws and that compliance with applicable laws upon any disposition by Lender may bring a lower price than would otherwise be obtained for the Pledged Stock. Without limiting the authority of Lender to take all other measures deemed necessary by Lender to comply with any applicable securities laws, Borrower agrees that, or prior to any sale of the Pledged Stock, Lender may, in its sole discretion, restrict prospective purchasers to persons who will represent that they will purchase for their own account for investment and not with view to the distribution or sale of any of the Pledged Stock and who will agree that the Pledged Stock so purchased may bear an appropriate restrictive legend.

                 (iv) At or prior to any sale, Lender may, in its sole discretion, require that prospective purchasers establish, to Lender's satisfaction, that they are investors of sufficient financial means and/or business acumen to qualify as "accredited investors" or that they meet any other appropriate standard of investor suitability under federal and/or state securities laws.

                 (v) At any sale, Lender shall have the right to transfer to the purchaser thereof the Pledged Stock sold. Lender is hereby appointed Borrower's attorney-in-fact for the purpose of supplying any endorsements necessary to effect such transfer. Each purchaser at any such sale (including, without limitation, Lender) shall hold the property sold free from any claim or right of any kind, including any equity or rights of redemption of Borrower. Borrower hereby specifically waives all rights of redemption, stay or appraisal which Borrower has or may have under any rule of law or statute now existing or hereafter adopted.

                 (vi) At any sale, the Pledged Stock may be sold in one lot as an entirety or in separate portions, as Lender may determine.

                 (vii) If any of the Issuer's securities are then registered for public sale, then, prior to any sale hereunder, Lender may, but shall not be obligated to, seek to have all or part of the Pledged Stock registered for public distribution pursuant to any applicable state or federal law or seek assurances from any state or federal authority that the intended disposition of Pledged Stock will qualify under an exception to laws that otherwise require registration for the sale of stock.

                 (viii) In addition to other costs of sale, all expenses incurred by Lender in addressing securities law matters relating to the sale of the Pledged Stock, including, but not limited to, reasonable attorney's fees, shall become part of the Secured Indebtedness.

                 (ix) Lender shall not be obligated to make any sale pursuant to any notice given and may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be resumed at any time and place to which the same may be so adjourned.

                 (x) In the case of any sale of all or any part of the Pledged Stock on credit or for future delivery, payments made by the purchaser shall reduce the outstanding balance of the Secured Indebtedness as payments are received, and the outstanding principal balance of the Secured Indebtedness shall continue to accrue interest over the time that such payments are made, until the entire Secured Indebtedness has been paid in full. Lender shall not incur any liability in case of the failure of such purchaser to completely pay for the Pledged Stock so sold and, in the case of any such failure, the Pledged Stock may again be sold pursuant to the provisions hereof.

         16. Application of Proceeds. All amounts received by Lender by exercise of its remedies hereunder shall be applied as provided in the Loan Agreement.

         17. Incorporation of Exhibits. All Exhibits referred to in this Agreement are incorporated herein by this reference.

         18. Indulgence Not Waiver. Lender's indulgence in the existence of an event of Default hereunder or any other departure from the terms of this Agreement shall not prejudice Lender's rights to declare an Event of Default or otherwise demand strict compliance with this Agreement.

         19. Cumulative Remedies. The remedies provided Lender in this Agreement are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

         20. Amendment and Waiver in Writing. No provision of this Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

         21. Assignment. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of Borrower and the successors and assigns of Lender, except that Borrower shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Borrower without the required prior consent shall be void.

         22. Entire Agreement. This Agreement and the other written agreements between Borrower and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

         23. Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

         24. Time of Essence. Time is of the essence of this Agreement, and all dates and time periods specified herein shall be strictly observed, except that Lender may permit specific deviations therefrom by its written consent.

         25. Applicable Law. The validity, construction and enforcement of this Agreement and all other documents executed with respect to the Secured Indebtedness shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state.

         26. Jurisdiction, Venue, Arbitration. Disputes arising under this Agreement shall be governed as to matters of jurisdiction, venue and arbitration by the provisions of the Loan Agreement.

         27. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

         28. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

         Dated as of the date first written above.

                                  THE UNDERSIGNED ACKNOWLEDGE A THOROUGH
                                  UNDERSTANDING OF THE TERMS OF THIS AGREEMENT
                                  AND AGREE TO BE BOUND THEREBY:


                                  RENAL CARE GROUP, INC.

                                  By: /s/ Ronald Hinds
                                     ------------------------------------------
                                  Title: EVP
                                        ---------------------------------------

                                  NATIONSBANK OF TENNESSEE, N.A.

                                  By: /s/ Roy Haisley
                                     ------------------------------------------
                                  Title: VP
                                        ---------------------------------------

                                   EXHIBIT A

                          DESCRIPTION OF PLEDGED STOCK

Issuer                        Domicile of Issuer      Certificate #        # of Shares   % of Shares
------                        ------------------      -------------        -----------   -----------
D.M.N. of Indiana             Indiana                         7            430             100%
Corporation

Renal Care Group              Texas                           9            8,000           100%
Texas, Inc.

RCG Mississippi, Inc.         Delaware                        2            1,000           100%

Renal Care Group, Inc.        Tennessee                       7            100             100%

Kansas Nephrology             Kansas                          6            3,499.98        100%
Association


                        Additional Note Regarding Issuer

Renal Care Group, Inc., a Tennessee corporation, has authorized (i) 666,667 shares of Series A Preferred Stock, $0.01 par value and (ii) 333,333 shares of additional undesignated preferred stock. No shares of either additional class are outstanding.